UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021 (July 23, 2021)

Microvast Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

12603 Southwest Freeway, Suite 210

Stafford, Texas 77477

(Address of principal executive offices, including zip code)

281-491-9595

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The Nasdaq Stock Market LLC

Introductory Note

On July 23, 2021 (the “Closing Date”), the registrant, Microvast Holdings, Inc. (formerly known as Tuscan Holdings Corp.) consummated the previously announced acquisition of Microvast, Inc., a Delaware corporation (“Microvast”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated February 1, 2021, between the Tuscan Holdings Corp., Microvast and TSCN Merger Sub Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub merged with and into Microvast, with Microvast surviving the merger (the “Merger”). Unless the context otherwise requires, “Tuscan” refers to the registrant prior to the Closing, and “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries, including Microvast, following the Closing.

In connection with the Merger Agreement, Tuscan, MVST SPV Inc., a wholly owned subsidiary of Tuscan (“MVST SPV”), Tuscan, Microvast Power System (Huzhou) Co., Ltd., Microvast’s majority owned subsidiary (“MPS”), certain MPS convertible loan investors (the “CL Investors”) and certain minority equity investors in MPS (the “Minority Investors” and, together with the CL Investors, the “MPS Investors”) and certain other parties entered into a framework agreement (the “Framework Agreement”), pursuant to which, among other things, (1) the CL Investors waived certain rights with respect to the convertible loans (the “Convertible Loans”) held by such CL Investors that were issued under that certain Convertible Loan Agreement, dated November 2, 2018, among Microvast, MPS, such CL Investors and the MPS Investors (the “Convertible Loan Agreement”) and, in connection therewith, certain affiliates of the CL Investors (“CL Affiliates”) subscribed for 6,719,845 shares of common stock, $0.0001 par value per share (“common stock”), of Tuscan in a private placement in exchange for MPS convertible loans (the “CL Private Placement”).

In connection with the Merger Agreement, Tuscan entered into subscription agreements with (a) the holders of an aggregate of $57,500,000 outstanding promissory notes issued by Microvast (the “Bridge Notes”) pursuant to which Tuscan agreed to issue an aggregate of 6,736,106 shares of common stock upon conversion (the “Bridge Notes Conversion”) of the Bridge Notes, and (b) a number of outside investors who agreed to purchase an aggregate of 48,250,000 shares of common stock at a price of $10.00 per share, for an aggregate purchase price of $482,500,000 (the “PIPE Financing”).

The CL Private Placement, the Bridge Notes Conversion and the PIPE Financing closed contemporaneously with the closing under the Merger Agreement (collectively, the “Closing”). Upon the Closing of the Merger, the CL Private Placement, the Bridge Notes Conversion, the PIPE Financing and related transactions (collectively, the “Business Combination”), Microvast became a wholly-owned subsidiary of the Company, with the stockholders of Microvast becoming stockholders of the Company, and with the Company renamed “Microvast Holdings, Inc.”

Following the completion of the Business Combination, Microvast is the Company’s accounting predecessor. This amendment to the Original Form 8-K is being filed to include the financial statements of Microvast for the six months ended June 30, 2021, including pro forma financial statements as of such time period.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The historical financial statements of Microvast, Inc. for the three years ended December 31, 2020 and at and as of the three months ended March 31, 2021 included in the Proxy Statement beginning on page F-52 are incorporated herein by reference. The historical financial statements of Microvast at and as of the six months ended June 30, 2021 are included herein as Exhibit 99.3.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information of Tuscan for the year ended December 31, 2020 and at and as of the three months ended March 31, 2021 are included herein as Exhibit 99.2. The unaudited pro forma condensed consolidated combined financial information of Tuscan for the year ended December 31, 2020 and at and as of the six months ended June 30, 2021 are included herein as Exhibit 99.4.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 1, 2021, by and among Tuscan Holdings Corp., TSCN Merger Sub Inc., and Microvast, Inc. (incorporated by reference to the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on July 2, 2021).

3.1*	Second Amended and Restated Certificate of Incorporation of Microvast Holdings, Inc.

3.2*	Amended and Restated Bylaws of Microvast Holdings, Inc.

4.1*	Registration Rights and Lock-Up Agreement dated as of July 23, 2021, by and among (a) Microvast Holdings, Inc., (b) the Microvast Equity Holders, (c) the CL Holders, (d) Tuscan Holdings Acquisition LLC, Stefan M. Selig, Richard O. Rieger and Amy Butte, and (e) EarlyBirdCapital, Inc.

4.2*	Stockholders Agreement dated July 23, 2021 by and among (a) Microvast Holdings, Inc., (b) Yang Wu and (c) Tuscan Holdings Acquisition LLC.

4.3	Warrant Agreement dated as of March 5, 2019 between Microvast Holdings, Inc. (formerly Tuscan Holdings Corp. and Continental Stock Transfer & Trust Company, (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the SEC on March 7, 2019).

4.4*	Specimen Common Stock Certificate.

4.5*	Specimen Warrant Certificate.

10.1*	Form of Indemnity Agreement.

10.2*	Employment Agreement, dated as of February 1, 2021, by and between Microvast, Inc. and Yang Wu.

10.3*	Employment Agreement, dated as of February 1, 2021, by and between Microvast, Inc. and Yanzhuan Zheng.

10.4*	Employment Agreement, dated as of February 1, 2021, by and between Microvast, Inc. and Wenjuan Mattis, Ph.D..

10.5*	Employment Agreement, dated as of June 1, 2017, by and between Microvast, Inc. and Sascha Rene Kelterborn.

10.6*	Microvast Holdings, Inc. 2021 Equity Incentive Plan.

10.7	Framework Agreement dated as of February 1, 2021, among the Registrant, MVST SPV Inc., Microvast, Inc., Microvast Power System (Huzhou) Co., Ltd., (“MPS”), certain MPS convertible loan investors (the “CL Investors”) and certain minority equity investors in MPS (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2021).

10.8	Form of Subscription Agreement between the Registrant and certain PIPE Investors (incorporated by reference from Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2021).

10.9	Subscription Agreement between the Registrant and Riheng HK Limited (incorporated by reference from Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2021).

10.10	Subscription Agreement between the Registrant and Aurora Sheen Limited (incorporated by reference from Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2021).

10.11	Sponsor Support Agreement, dated as of February 1, 2021, by and among Registrant, the Sponsor, Microvast, Inc., and certain stockholders of Registrant (incorporated by reference from Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on February 5, 2021).

10.12	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholder (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on March 7, 2019).

10.13*	Amendment No. 1 to Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholder, dated as of July 23, 2021.

21.1*	Subsidiaries of the Registrant.

99.1	Financial statements of Microvast, Inc. for the three years ended December 31, 2020 and the three months ended March 31, 2021 (incorporated by reference to the registrant’s definitive proxy statement filed with the SEC on July 2, 2021).

99.2*	Unaudited pro forma condensed consolidated combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.3	Financial statements of Microvast, Inc. for the six months ended June, 2021.

99.4	Unaudited pro forma condensed consolidated combined financial information of the Company for the year ended December 31, 2020 and the six months ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to the Company’s Current Report filed July 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVAST HOLDINGS, INC.
Date: August 16, 2021
	By:	/s/ Yanzhuan Zheng
	Name:	Yanzhuan Zheng
	Title:	Chief Financial Officer

4